                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
              PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement revises information in the prospectuses dated April 30, 2007
(as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.
Upon request, financial statements for MetLife Investors USA Insurance Company or First MetLife Investors Insurance Company will be sent to you without charge.

1. INVESTMENT PORTFOLIO

   Investment Portfolio Expenses
   -----------------------------
   (as a percentage of average daily net assets of the investment portfolio)

   The following table is a summary. The investment portfolio expense information provided is for the year ended December 31, 2011. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for the investment portfolio.

   METLIFE STOCK INDEX PORTFOLIO (CLASS D) OF METROPOLITAN SERIES FUND

            Management Fees:                                   0.25%
            12b-1/Service Fees:                                0.10%
            Other Expenses:                                    0.02%
            Acquired Fund Fees and Expenses:                   0.00%
                                                               ----
            Total Annual Portfolio Expenses:                   0.37%
            Contractual Expense Subsidy or Deferral:           0.01%
                                                               ----
            Net Total Annual Portfolio Expenses:               0.36%

   Adviser: MetLife Advisers, LLC
   -------

   Sub-Adviser: MetLife Investment Advisors Company, LLC
   -----------

   Investment Objective: The MetLife Stock Index Portfolio seeks to track
   --------------------
   the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

                                                                   SUPP-PEP0412

2. PURCHASE

In "PURCHASE" section of the prospectus, add the following to the end of the "Termination for Low Account Value" paragraph:

   We will not terminate the contract if it includes a Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any contract that includes a guaranteed death benefit if, at the time the termination would otherwise occur, the guaranteed amount under the death benefit is greater than the account value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.

3. INVESTMENT OPTIONS

In the "Transfers - Market Timing" section, replace the last three paragraphs with the following:

   The investment portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the investment portfolio.

   In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

4. OTHER INFORMATION

In the "OTHER INFORMATION" section, under the "Requests and Elections" heading, replace the sentence "All other requests must be in written form, satisfactory to us" with the following:

   An example of a request for service that may be made by telephone or Internet is a transfer of account value (see "Investment Options - Transfers
   - Transfers By Telephone or Other Means"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 5 Park Plaza, Suite 1900                             Telephone: 888-556-5412
 Irvine, CA 92614

                                      3